Exhibit 99(d)


                            NOTICE OF GUARANTEED DELIVERY

             This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i)
          certificates for shares of $[    ] Depositary Shares, Series [
          ], each representing 1/4 share of $[    ] Cumulative Preferred
          Stock (the "Depositary Shares") of Texas Utilities Electric Company (the "Company") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of the
          Company and TU Electric Capital [  ] dated November    , 1995
          (the "Prospectus")), (ii) the procedure for book-entry transfer of Depositary Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Prospectus.



         To:  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C., as Exchange Agent

                                By Overnight Courier:

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                  85 Challenger Road
                          Ridgefield Park, New Jersey 07660

                                       By Hand:

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                     120 Broadway
                                      13th Floor
                               New York, New York 10271

                                       By Mail:
                      (registered or certified mail recommended)

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                     P.O. Box 817
                                   Midtown Station
                               New York, New York 10018


                              By Facsimile Transmission:
                           (For Eligible Institutions Only)

                                    (201) 296-4293

                   Confirm Receipt of Notice of Guaranteed Delivery

                                    By Telephone:

                                    (201) 296-4209

             Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

          Ladies and Gentlemen:

             The  undersigned hereby  tenders  to  Texas Utilities  Electric
          Company,  upon  the  terms  and  conditions  set  forth  in   the
          Prospectus  and   the  related   Letter  of  Transmittal   (which
          constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.


                                                     SIGN HERE


          Number of Depositary
          Shares tendered:                 X
                          -------------      ------------------------------


                                           X
          -----------------------------      ------------------------------
                                                     (Signature(s))


          Certificate Nos. (if available)    ------------------------------
                                                  (Name(s)) (Please Print)


          -----------------------------      ------------------------------
                                                       (Address)


          -----------------------------      ------------------------------
                                                     (Zip Code)


                                             ------------------------------
                                              (Area Code and Telephone No.)


          If Depositary Shares will be tendered by book-entry transfer:

          Name of Tendering Institution:
                                        ---------------

          ---------------------------------------------


          Check Box of Book-Entry Transfer Facility:

             [ ]  The Depositary Trust Company

             [ ]  Philadelphia Depositary Trust Company

             [ ]  Midwest Securities Trust Company


          Account No.


          ---------------------------------------------

          -----------------------------------------------------------------
                              GUARANTEE OF SIGNATURE(S)
                       (Not to be used for signature guarantee)

             The  undersigned, a  firm  that is  a member   of a  registered
          national  securities exchange  or  the National   Association  of
          Securities Dealers, Inc., or a commercial bank  or trust  company
          having  an   office branch  or  agency in   the  United   States,
          guarantees  (a)  that  the above  named   person(s) "own(s)"  the
          Depositary Shares tendered   hereby within the  meaning  of  Rule
          14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4
          and (c) to deliver  to the Exchange Agent either the   Depositary
          Shares  tendered   hereby,  in  proper  form   for  transfer,  or
          confirmation of the book-entry  transfer of the Depositary Shares
          tendered hereby  into the account of  the Exchange Agent   at The
          Depository  Trust  Company, Midwest  Securities Trust  Company or
          Philadelphia   Depository  Trust Company,  in each  case together
          with   a  properly completed   and  duly executed  Letter(s)   of
          Transmittal   (or  facsimile(s)   thereof),  with   any  required
          signature guarantees (or an  Agent's message (as defined   in the
          Prospectus)) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.


          Name of Firm
                      -----------------------------------------------------

          Authorized Signature
                               --------------------------------------------

          Name
               ------------------------------------------------------------

          Address
                   --------------------------------------------------------

          Zip Code
                    -------------------------------------------------------

          Area Code and Telephone No.
                                       ------------------------------------

          Dated              , 1995
               -------------

          -----------------------------------------------------------------
                    DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
               YOUR STOCK CERTIFICATES  MUST BE SENT WITH THE LETTER OF
                                     TRANSMITTAL.